UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2017

House of BODS Fitness, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-55405	90-0620286
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3234 NW 29th Avenue, Boca Raton, Florida	33434
(Address of principal executive offices)	(Zip Code)

(407)-221-4943

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

On January 4, 2017, House of BODS Fitness, Inc. (the “Company”) dismissed Scrudato & Co., PA (“Scrudato”) from its position as the Company’s independent registered public accounting firm, effective as of that date. The Company’s Board of Directors approved the dismissal. Scrudato was engaged as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the fiscal years ended December 31, 2015 and 2014. Scrudato’s dismissal was prompted by the revocation of its registration with the Public Company Accounting Oversight Board (“PCAOB”). The revocation of Scrudato’s registration was part of a sanction handed down by the PCAOB based upon findings that Scrudato violated PCAOB rules and standards in connection with the audits of five issuer clients, which five issuer clients did not include the Company.

Scrudato’s report on the financial statements of the Company for the fiscal years ended December 31, 2015 and 2014 did not contain an adverse opinion or a disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope, or accounting principles, except that such report contained an explanatory paragraph which raised substantial doubt on the Company’s ability to continue as a going concern.

During the registrant’s two most recent fiscal years and any subsequent interim period preceding such resignation, during which time Scrudato served as the Company’s independent registered public accounting firm, (i) there were no disagreements with Scrudato on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Johnson, would have caused Scrudato to make reference to the subject matter of such disagreements in connection with Scrudato’s audit report, and (ii) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulations S-K, the Company has provided Scrudato with a copy of the disclosures contained herein prior to its filing with the Commission, and requested that Scrudato furnish the Company with a letter addressed to the Commission stating whether Scrudato agrees with the statements made herein, and if not, stating the aspects with which Scrudato does not agree. A copy of Scrudato’s letter to the Commission is attached hereto as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

16.1	Letter from Scrudato & Co., PA to Securities and Exchange Commission

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

House of BODS Fitness, Inc.

Dated: January 12, 2017	/s/ Tammy Skalko
Tammy Skalko
Chief Executive Officer and President

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